Exhibit 10.5

Eighth Amended and Restated Rent Supplement

(ERCOT Transmission Lease)

December 31, 2017

This Eighth Amended and Restated Rent Supplement (this “Eighth Amended Supplement”) between Sharyland Distribution & Transmission Services, L.L.C. (“Lessor”) and Sharyland Utilities, L.P. (“Lessee”) is executed and delivered on December 31, 2017, to memorialize supplements to the ERCOT Transmission Lease (as defined below), effective as of January 1, 2018. Capitalized terms used herein that are not otherwise defined will have the meanings assigned to them in the ERCOT Transmission Lease.

WHEREAS, Lessor and Lessee are Parties to a Lease Agreement (ERCOT Transmission Assets) dated December 1, 2014 (as amended from time to time in accordance with its terms, the “ERCOT Transmission Lease”);

WHEREAS, on February 22, 2017, the Parties executed a Seventh Amended and Restated Rent Supplement (ERCOT Transmission Lease) effective as of January 1, 2017, as amended by the First Amendment to the Lease Agreement (ERCOT Transmission Assets) and the Seventh Amended and Restated Rent Supplement, dated November 9, 2017 (as so amended, the “Seventh Amended Supplement”);

WHEREAS, the Parties wish to amend and restate the Seventh Amended Supplement pursuant to Section 3.2(b) of the ERCOT Transmission Lease; and

WHEREAS, the Parties intend to memorialize in this Eighth Amended Supplement the Incremental CapEx the Parties expect during 2018.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto agree to the following:

1. The Seventh Amended Supplement is hereby amended and restated in its entirety as set forth below.

2. The ERCOT Transmission Lease, except as supplemented by this Eighth Amended Supplement, shall remain in full force and effect.

Incremental CapEx:

2014	$18,470,677
2015	$22,517,350
2016	$9,050,252
2017	$4,553,684	*
2018	$759,766	**

* Represents the aggregate amount of Incremental CapEx the Parties expected to be placed in service in 2017. Rent supplements with respect to this Incremental CapEx were agreed to and memorialized as part of the Sixth Amended and Restated Rent Supplement (ERCOT Transmission Lease) dated December 31, 2016 (“Sixth Amended Supplement”). Of the 2017 Incremental CapEx, $0 was expected to be in service as of the balance sheet date reflected in Lessee’s first 2017 Regulatory Order (“First 2017 CapEx”), an aggregate of $4,553,684 was expected to be in service as of the balance sheet date reflected in Lessee’s second 2017 Regulatory Order (“Second 2017 CapEx”), and $0 was expected to be placed in service throughout the remainder of 2017 (“2017 Stub-Year CapEx”) and included in the first 2018 Regulatory Order. The Parties expected the First 2017 CapEx, Second 2017 CapEx and 2017 Stub-Year CapEx, collectively, to have a weighted average in-service date of June 1, 2017. A “Regulatory Order” is defined as either (i) the PUCT’s approval of Lessee’s application for updated wholesale transmission rates or

ERCOT TRANSMISSION LEASE

(ii) final resolution or settlement of a rate case applicable to Lessee’s transmission rates (but, for the avoidance of doubt, does not include the order approving the asset exchange transaction consummated on November 9, 2017, the dismissal of the Parties’ rate case filed in 2016 or associated orders in connection therewith). Pursuant to the Sixth Amended Supplement, the Parties expected the first 2017 Regulatory Order to be effective on May 1, 2017, the second 2017 Regulatory Order to be effective on March 1, 2018 and the first 2018 Regulatory Order to be effective on June 1, 2018. The Parties have agreed that any Rent Validation with respect to First 2017 CapEx, Second 2017 CapEx or 2017 Stub-Year CapEx will use the actual effective dates of the applicable Regulatory Order (to the extent known), but will otherwise be determined in accordance with Section 3.2(c) of the ERCOT Transmission Lease.

** Represents the aggregate amount of Incremental CapEx the Parties expect to be placed in service in 2018. Of the 2018 Incremental CapEx, $0 is expected to be in service as of the balance sheet date reflected in Lessee’s first 2018 Regulatory Order (“First 2018 CapEx”), $0 is expected to be in service as of the balance sheet date reflected in Lessee’s second 2018 Regulatory Order (“Second 2018 CapEx”), and an aggregate of $759,766 is expected to be placed in service throughout the remainder of 2018 (“2018 Stub-Year CapEx”) and included in the first 2019 Regulatory Order. The Parties expect the First 2018 CapEx, Second 2018 CapEx and 2018 Stub-Year CapEx, collectively, to have a weighted average in-service date of November 1, 2018. The Parties expect the first 2018 Regulatory Order to be effective on June 1, 2018, the second 2018 Regulatory Order to be effective on September 1, 2018 and the first 2019 Regulatory Order to be effective on May 1, 2019. The Parties agree that any Rent Validation with respect to First 2018 CapEx, Second 2018 CapEx or 2018 Stub-Year CapEx will use the actual effective dates of the applicable Regulatory Order (to the extent known), but will otherwise be determined in accordance with Section 3.2(c) of the ERCOT Transmission Lease.

Lessee CapEx:

2014	$0
2015	$0
2016	$0
2017	$0
2018	$0

Base Rent:

2014	$484,276
2015	$2,477,452
2016	$4,601,290
2017	$4,780,089	*
2018	$5,016,364	**
2019	$4,976,795	***
2020	$4,832,379
2021	$4,661,435
2022	$4,495,508

* The amount of 2017 Base Rent included in the Seventh Amended Supplement was $4,780,089, including 2017 Base Rent payments of $398,341 on the 15th day of each month beginning on March 15, 2017 through June 15, 2017 (with respect to January 2017 through April 2017) and $398,341 on the 15th day of each month beginning on July 15, 2017 through February 15, 2018 (with respect to May 2017 through December 2017), with the increase in monthly Base Rent reflecting 2016 Stub-Year CapEx and commencing May 1, 2017, which was the expected effective date of Lessee’s first 2017 Regulatory Order.

** Lessee will make a monthly 2018 Base Rent payment of $386,092 on each of March 15, 2018 and April 15, 2018 (with respect to January 2018 and February 2018). Lessee will then make a 2018 Base Rent payment of $424,418 on the 15th day of each month beginning on May 15, 2018 through July 15,

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2018 (with respect to March 2018 through May 2018), with the increase in monthly Base Rent reflecting Second 2017 CapEx and commencing March 1, 2018, which was the expected effective date of Lessee’s second 2017 Regulatory Order included in the Sixth Amended Supplement. Lessee will then make a 2018 Base Rent payment of $424,418 on the 15th day of each month beginning on August 15, 2018 through October 15, 2018 (with respect to June 2018 through August 2018), with the increase in monthly Base Rent reflecting 2017 Stub-Year CapEx and First 2018 CapEx and commencing June 1, 2018, which is the expected effective date of Lessee’s first 2018 Regulatory Order. Lessee will then make a 2018 Base Rent payment of $424,418 on the 15th day of each month beginning on November 15, 2018 through February 15, 2019 (with respect to September 2018 through December 2018), with the increase in monthly Base Rent reflecting Second 2018 CapEx and commencing September 1, 2018, which is the expected effective date of Lessee’s second 2018 Regulatory Order.

*** Lessee will make a monthly 2019 Base Rent payment of $409,680 on the 15th day of each month beginning on March 15, 2019 through June 15, 2019 (with respect to January 2019 through April 2019). Lessee will then make a monthly 2019 Base Rent payment of $417,259 on the 15th day of each month beginning on July 15, 2019 through February 15, 2020 (with respect to May 2019 through December 2019), with the increase in monthly Base Rent reflecting 2018 Stub-Year CapEx and commencing May 1, 2019, which is the expected effective date of Lessee’s first 2019 Regulatory Order.

Percentage Rent Percentages:

2014	35.8%
2015	35.1%
2016	31.1%
2017	28.2%
2018	27.2%
2019	26.2%
2020	25.3%
2021	24.4%
2022	23.5%

Annual Percentage Rent Breakpoints:

2014	$484,276
2015	$2,477,452
2016	$4,664,546
2017	$4,804,290	*
2018	$5,016,364	**
2019	$4,976,795	***
2020	$4,832,379	***
2021	$4,661,435	***
2022	$4,495,508	***

* The 2017 Annual Percentage Rent Breakpoint reflects the assumptions set forth above regarding the timing of the first 2017 Regulatory Order and the second 2017 Regulatory Order, as well as the amount of First 2017 CapEx and Second 2017 CapEx.

** The 2018 Annual Percentage Rent Breakpoint reflects the same assumptions as the 2017 Annual Percentage Rent Breakpoint, in addition to the assumptions set forth above regarding the timing of the first 2018 Regulatory Order and the second 2018 Regulatory Order, as well as the amount of 2017 Stub-Year CapEx, First 2018 CapEx and Second 2018 CapEx.

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*** The 2019-2022 Annual Percentage Rent Breakpoints reflect the same assumptions as the 2018 Annual Percentage Rent Breakpoint, in addition to the assumptions set forth above regarding the timing of the first 2019 Regulatory Order, as well as the amount of 2018 Stub-Year CapEx.

Revenues Attributable to Lessee CapEx:

2014	$0
2015	$0
2016	$0
2017	$0
2018	$0
2019	$0
2020	$0
2021	$0
2022	$0

TCOS Allocation:	before October 3, 2014: 0%
between October 3, 2014 and March 31, 2015: 2.1%
between April 1, 2015 and October 31, 2015: 2.1%
between November 1, 2015 and June 12, 2016: 3.6%
between June 13, 2016 and September 22, 2016: 4.1%
between September 23, 2016 and April 30, 2017: 3.6%
between May 1, 2017 and November 9, 2017: 3.6%
between November 10, 2017 and February 28, 2018: 2.8%
between March 1, 2018 and May 31, 2018: 2.8%
between June 1, 2018 and August 31, 2018: 2.8%
starting September 1, 2018: 2.7%

Term of Rent Supplement: Expires 12/31/22

ERCOT TRANSMISSION LEASE

The Parties have executed this Eighth Amended Supplement to the ERCOT Transmission Lease as of the date set forth above.

SHARYLAND UTILITIES, L.P.

By:	/s/ Greg Wilks
Name:	Greg Wilks
Title:	Chief Financial Officer

SHARYLAND DISTRIBUTION & TRANSMISSION SERVICES, L.L.C.

By:	/s/ Brant Meleski
Name:	Brant Meleski
Title:	Chief Financial Officer

ERCOT TRANSMISSION LEASE